[Scudder Investments logo]

Scudder S&P 500 Index Fund

Class AARP and Class S Shares

Annual Report

December 31, 2001

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder S&P 500 Index Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

Equity 500 Index Portfolio

<Click Here> Statement of Net Assets

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder S&P 500 Index Fund	Ticker Symbol	Fund Number
Class AARP	ASPIX	201
Class S	SCPIX	301

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

Along with most stock market benchmarks, Scudder S&P 500 Index Fund experienced a disappointing 2001. For its most recent fiscal year ended December 31, 2001, Class S shares of the fund posted a -12.32 percent total return, reflecting subpar earnings for many U.S. firms. Nine of the 11 sectors within the S&P 500 Index posted negative returns in 2001; the two positive sectors over the 12-month period were consumer cyclical companies (such as automakers and retailers), and basic industries such as machine tool manufacturers.

Despite the Federal Reserve's best efforts to cut interest rates as quickly and sharply as possible without creating an inflationary environment, the U.S. economy succumbed to recession during 2001. And the events of September 11 - at least temporarily - put additional pressure on stock prices and on sectors of the economy that depend heavily on air travel. The Fed's interest rate reductions (11 in all in 2001) and some government economic stimulus helped the stock market to come off its post-September 11 lows. Our managers are hopeful that the U.S. economy will bounce back during the second half of 2002, but are not predicting the return of explosive stock market gains witnessed during the past several years. Nevertheless, we know that markets are cyclical in nature and that solid companies whose shares are beaten down can provide opportunities for savvy investors to purchase these stocks at attractive values. We also believe that an investment in a stock market index fund such as this one will enable investors to participate in the growth of major U.S. corporations in the years to come.

If you have any questions, please call us toll-free or visit us on the Web.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President, Scudder S&P 500 Index Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary December 31, 2001

Annual Average Total Returns*
	1-Year	3-Year	Life of Class**
Scudder S&P 500 Index Fund - Class S	-12.32%	-1.52%	6.75%
S&P 500 Index+	-11.87%	-1.02%	7.22%

	1-Year	Life of Class***
Scudder S&P 500 Index Fund - Class AARP	-12.32%	-17.56%
S&P 500 Index+	-11.87%	-15.29%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

** The Fund commenced operations on August 29, 1997. Index comparisons begin August 31, 1997.
*** On September 11, 2000 the Fund commenced selling Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/2001	$ 15.28	$ 15.28
12/31/2000	$ 17.60	$ 17.60
Distribution Information: Twelve Months: Income Dividends	$ .15	$ .15

Class S Lipper Rankings* - S&P 500 Index Objective Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	76	of	169	45
3-Year	53	of	105	50

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder S&P 500 Index Fund - Class S -- S&P 500 Index+

Semiannual periods ended December 31

Comparative Results*
Scudder S&P 500 Index Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$8,768	$9,551	$13,275
	Average annual total return	-12.32%	-1.52%	6.75%
S&P 500 Index+	Growth of $10,000	$8,813	$9,696	$13,527
	Average annual total return	-11.87%	-1.02%	7.22%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3 year and Life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S, rankings for share classes may vary.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Dear Shareholders,

Scudder S&P 500 Index Fund seeks to match the performance, before expenses, of common stocks publicly traded in the United States as represented by the S&P 500 Index. For its most recent fiscal year ended December 31, 2001, Class S shares of Scudder S&P 500 Index Fund posted a -12.32 percent total return, compared with the -11.87 percent return of the S&P 500 Index over the same period.

2001 Market Review

By January 2001, the U.S. economy was slowing, and companies were announcing disappointing earnings. Fearing recession, investors turned away from high-valuation/high-expectation growth sectors such as technology, choosing instead stocks from traditionally defensive industries, such as health care and finance. Companies within defensive industries typically sustain their earnings in a downturn because they offer products or services that consumers regularly purchase in good economic times and bad, such as food, insurance and pharmaceutical drugs.

In an attempt to avert a recession, the Federal Reserve Board (the Fed) began cutting short-term interest rates in early January 2001. Reducing interest rates eases the flow of money and generally spurs additional spending by consumers and corporations. At the same time, investors were increasing their government bond investments in search of more perceived safety. U.S. Treasury and agency securities - which account for the largest portion of the fund's fixed-income holdings - posted strong performance. The federal government also began issuing tax rebates - a move that was expected to encourage consumer spending. Although the Fed's friendlier monetary policy along with the tax rebates helped prompt some stock market rallies in the following months, the rallies were short-lived. Throughout most of the year, gains were found primarily in value stocks, while most growth stocks declined. Value stocks tend to be priced more inexpensively than growth stocks because the market has lower expectations for their stock price appreciation.

The already struggling stock market was pushed further into bear territory in the weeks after the September 11 terrorist attacks. As investors feared the worst, they poured even more of their cash into high-quality U.S. Treasury bonds, boosting fixed-income performance. All areas of the stock market, however, suffered deep losses. In an attempt to stop the free fall, the Fed continued to reduce short-term interest rates, bringing them to near-historic lows. The government also began planning a second federal economic stimulus package to help re-ignite the economy. These aggressive actions sparked some optimism. We began to see some improvement in October, and by the end of the year, the stock market had regained much of the ground it lost following the September attacks.

Only two market sectors posted positive returns for the year: Those were consumer cyclicals1, up 12.39 percent, and basic materials, up 2.67 percent. The remaining nine sectors of the S&P 500 posted negative returns in 2001, with the worst performing sector, technology, down 24.32 percent. Within the S&P 500, seven of the best performing stocks were within the consumer cyclicals sector.

1 Consumer cylical companies make products that are primarily bought by consumers, but are not staples (such as food and pharmaceuticals). Examples of consumer cyclical companies include automakers, retailers, and hotel operators. Since consumer cyclical companies create products that are non-necessities, their stocks tend to be more sensitive to ups and downs in the economy.

Stock Market Outlook

For the moment, labor statistics such as applications for unemployment benefits and reports of company layoffs are deteriorating sharply. At the close of 2001, unemployment had spiked to 5.8 percent, its highest level in six years. In addition, U.S. exports remain sluggish while the dollar has remained strong. The consumer has been the bright spot for the U.S. economy, continuing to spend despite the events of September 11.

We believe economic recovery is on the horizon for 2002, but are uncertain of its timing. We also question how strong any economic resurgence will be, given that consumers and businesses are overburdened by debt, something that the Fed's program of 11 rate cuts could not significantly remedy.

It is important to reiterate that because this is an index fund, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the S&P 500 index, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the stock markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market. We believe that Scudder S&P 500 Index Fund remains an effective vehicle for shareholders to participate in the future profit growth of major U.S. corporations.

James A. Creighton
Portfolio Manager

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Past performance is no guarantee of future results.

Portfolio Summary December 31, 2001

Asset Allocation	12/31/01	12/31/00

Common Stock	97%	98%
Cash Equivalents	3%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Financial	17%	17%
Consumer Staples	13%	11%
Health Care	12%	14%
Capital Goods	12%	9%
Technology	11%	22%
Consumer Cyclicals	8%	8%
Utilities	7%	4%
Energy	6%	6%
Communication Services	3%	5%
Other	11%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2001 (24.0% of Portfolio)
1. General Electric Co. Producer of electrical equipment	3.7%
2. Microsoft Corp. Developer and manufacturer of software	3.3%
3. Exxon Mobil Corp. Explorer and producer of petroleum	2.5%
4. Citigroup, Inc. Operator of a diversified financial services holding company	2.4%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.4%
6. Pfizer, Inc. Operator of an international pharmaceutical company	2.3%
7. Intel Corp. Manufacturer and distributor of microprocessors	1.9%
8. International Business Machines Corp. Provider of customer solutions through the use of advanced information technology	1.9%
9. American International Group, Inc. Provider of insurance services	1.9%
10. Johnson & Johnson Provider of health care products	1.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in Equity 500 Index Portfolio, at value	$ 863,992,246
Receivable for Fund shares sold	1,271,977
Total assets	865,264,223
Liabilities
Payable for Fund shares redeemed	3,069,538
Other accrued expenses and payables	518,992
Total liabilities	3,588,530
Net assets, at value	$ 861,675,693
Net Assets
Net assets consist of: Undistributed net investment income (loss)	384,856
Net unrealized appreciation (depreciation) on investments and futures transactions	(138,007,656)
Accumulated net realized gain (loss) from investments and futures transactions	(177,918,377)
Paid-in capital	1,177,216,870
Net assets, at value	$ 861,675,693
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($471,409,569 / 30,848,779 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.28
Class S Net Asset Value, offering and redemption price per share ($390,266,124 / 25,539,938 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Income and expenses allocated from Equity 500 Index Portfolio:
Dividends	$ 11,730,937
Interest	644,560
Expenses	(524,646)
Total Income	11,850,851
Expenses: Administrative fee	2,270,893
Administrative services fee	908,357
Trustees' fees and expenses	32,485
Total expenses	3,211,735
Net investment income (loss)	8,639,116
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,252,634)
Futures	(1,977,252)
(5,229,886)
Net unrealized appreciation (depreciation) during the period on: Investments and futures transactions	(128,785,706)
Net gain (loss) on investment transactions	(134,015,592)
Net increase (decrease) in net assets resulting from operations	$ (125,376,476)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income (loss)	$ 8,639,116	$ 4,714,974
Net realized gain (loss) on investment transactions	(5,229,886)	63,644,048
Net unrealized appreciation (depreciation) on investment transactions during the period	(128,785,706)	(196,822,651)
Net increase (decrease) in net assets resulting from operations	(125,376,476)	(128,463,629)
Distributions to shareholders from: Net investment income: Class AARP	(4,766,836)	(2,565,569)
Class S	(3,490,922)	(2,638,783)
Fund share transactions: Proceeds from shares sold	243,731,657	246,547,127
Net assets acquired in tax-free reorganization	-	848,684,436
Reinvestment of distributions	7,933,685	5,012,322
Cost of shares redeemed	(276,130,144)	(275,169,271)
Net increase (decrease) in net assets from Fund share transactions	(24,464,802)	825,074,614
Increase (decrease) in net assets	(158,099,036)	691,406,633
Net assets at beginning of period	1,019,774,729	328,368,096
Net assets at end of period (including undistributed net investment income of $384,856 at December 31, 2001)	$ 861,675,693	$ 1,019,774,729

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended December 31,	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.60	$ 19.95
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.05
Net realized and unrealized gain (loss) on investment transactions	(2.32)	(2.33)
Total from investment operations	(2.17)	(2.28)
Less distributions from: Net investment income	(.15)	(.07)
Net asset value, end of period	$ 15.28	$ 17.60
Total Return (%)	(12.32)	(11.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	471	652
Ratio of expenses (%)[c]	.40	.39d*
Ratio of net investment income (loss) (%)	.95	.86*

a For the period from September 11, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
b Based on average shares outstanding during the period.
c Includes expenses of the Equity 500 Index Portfolio.
d The ratio of operating expenses includes a one-time reduction in reorganization expenses in fiscal 2000. The ratio without this reduction is .40%.
* Annualized
** Not annualized

Class S

Years Ended December 31,	2001	2000	1999	1998	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.60	$ 19.60	$ 16.44	$ 12.94	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.16	.19	.17	.05
Net realized and unrealized gain (loss) on investment transactions	(2.32)	(2.01)	3.14	3.48	.95
Total from investment operations	(2.17)	(1.85)	3.33	3.65	1.00
Less distributions from: Net investment income	(.15)	(.15)	(.17)	(.15)	(.06)
Net asset value, end of period	$ 15.28	$ 17.60	$ 19.60	$ 16.44	$ 12.94
Total Return (%)	(12.32)	(9.50)[c]	20.37[c]	28.29[c]	8.34c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	390	368	328	128	17
Ratio of expenses before expense reductions (%)[d]	.40	.51[e]	.58	1.01	4.42*
Ratio of expenses after expense reductions (%)[d]	.40	.40[e]	.40	.40	.40*
Ratio of net investment income (%)	.95	.84	1.05	1.18	1.35*

a For the period August 29, 1997 (commencement of operations) to December 31, 1997.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Includes expenses of the Equity 500 Index Portfolio.
e The ratios of operating expenses excluding costs incurred with the reorganization in fiscal 2000 before and after expense reductions were .52% and .40%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

Scudder S&P 500 Index Fund

A. Significant Accounting Policies

Scudder S&P 500 Index Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio. At December 31, 2001, the Fund's investment in the Portfolio represented approximately 29% of the Portfolio's total assets.

The Fund offers multiple classes of shares which provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investments in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in the report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $163,461,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006 ($3,502,000), December 31, 2007 ($51,000), and December 31, 2009 ($159,908,000), the respective expiration dates, whiever occurs first. In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $14,550,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 384,856
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 163,461,000
Unrealized appreciation (depreciation) on investments	$ (138,007,656)

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income*	$ 8,257,758

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

B. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), the Manager monitors the Fund's investments in the Portfolio. ZSI currently receives no fee for providing these monitoring services. In the event the Board of Trustees determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Portfolio, ZSI would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay the Manager an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and paid monthly.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Services Agreement. The Fund also has an Administrative Services Agreement with the Manager, under which the Manager provides shareholder and administrative services to the Fund. ZSI receives a fee (the "Administrative Services Fee") of 0.10% of the Fund's average daily net assets, accrued daily and paid monthly. Accordingly, for the year ended December 31, 2001, the amount imposed aggregated $908,357, of which $77,425 is unpaid at December 31, 2001.

Administrative Fee. Under the Administrative Agreement the Manager provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Administrative Services Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets for Class AARP and S shares, respectively, computed and accrued daily and payable monthly. Various third party service providers provide certain services (i.e., shareholder services, custody, audit and legal) to the Fund under the Administrative Agreement. ZSI pays these service providers for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2001
Class AARP	$1,328,966	$224,416
Class S	941,927	159,070
	$2,270,893	$383,486

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Manager an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective September 11, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	3,582,008	$ 56,889,026	1,142,703*	$ 21,171,189*
Class S	11,765,807	186,842,631	12,038,531	225,375,938
		$ 243,731,657		$ 246,547,127
Shares issued tax-free reorganization
Class AARP	-	$ -	42,541,033	$ 848,684,436
Shares issued to shareholders in reinvestment of distributions
Class AARP	303,953	$ 4,519,712	132,838*	$ 2,436,498*
Class S	230,330	3,413,973	135,535	2,575,824
		$ 7,933,685		$ 5,012,322
Shares redeemed
Class AARP	(10,051,609)	$ (159,444,897)	(6,802,147)*	$ (123,436,466)*
Class S	(7,386,368)	(116,685,247)	(7,995,263)	(151,732,805)
		$ (276,130,144)		$ (275,169,271)
Net increase (decrease)
Class AARP	(6,165,648)	$ (98,036,159)	37,014,427*	$ 748,855,657*
Class S	4,609,769	73,571,357	4,178,803	76,218,957
		$ (24,464,802)		$ 825,074,614

* For the period from September 11, 2000 (commencement of sales of Class AARP) to December 31, 2000.

E. Acquisition of Assets

On September 8, 2000, the Fund acquired all of the net assets of AARP U.S. Stock Index Fund pursuant to the plan of reorganization approved by shareholders on July 13, 2000. On that date, the Fund then transferred the securities to Equity 500 Index Portfolio in exchange for a pro-rata interest in Equity 500 Index portfolio. The acquisition was accomplished by a tax-free exchange of 42,541,033 Class AARP shares of the Fund for 30,567,031 shares of AARP U.S. Stock Index Fund outstanding on September 8, 2000. AARP U.S. Stock Index Fund's net assets at that date ($848,684,436), including $127,083,127 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $333,418,934. The combined net assets of the Fund immediately following the acquisition were $1,182,103,370.

Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Scudder S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder S&P 500 Index (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Baltimore, Maryland February 1, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended December 31, 2001 qualified for the dividends received deduction.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, the address of each Trustee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton (68)
Trustee	1997 to present	President, WGBH Educational Foundation	49	American Public Television; New England Aquarium; Becton Dickinson and Company; Mass Corporation for Educational Telecommunications; The A.H. Belo Company; Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1997 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (57)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (58)
Trustee	1997 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay; Sonesta International Hotels, Inc.; Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Linda C. Coughlin[1] (49)
Trustee and President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
Steven Zaleznick[2] (47)
Trustee	2000 to present	President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

1 Ms. Coughlin is considered an "interested person" because of her affiliation with the fund's investment manager.
2 Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Linda C. Coughlin (49)
President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas V. Bruns (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Gadsden (46)
Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Glavin, Jr. (43)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (April 1997 to present); prior thereto, Executive Vice President of Market and Product Development, The Dreyfus Corporation
Gary A. Langbaum (53)
Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
James E. Masur (41)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Director of Finance, Dreyfus Retirement Services
Kathleen T. Millard (41)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc.
Howard Schneider (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert D. Tymoczko (31)
Vice President	1999 to present	Senior Vice President, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, economic consultant
Gary L. French (50)
Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)
Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Statement of Net Assets as of December 31, 2001

Equity 500 Index Portfolio

	Shares	Value ($)
Investments in Unaffiliated Issuers
Common Stocks 96.31%
Abbott Laboratories	422,606	23,560,284
Acuity Brands, Inc.	6,865	83,066
ADC Telecommunications, Inc.[1]	217,806	1,001,908
Adobe Systems, Inc.	65,927	2,047,033
Adolph Coors Co. - Class B	9,760	521,184
Advanced Micro Devices[1]	94,253	1,494,853
AES Corp.[1]	146,421	2,393,983
Aetna, Inc. - New	39,060	1,288,589
AFLAC, Inc.	143,924	3,534,773
Agilent Technologies, Inc.[1]	126,314	3,601,212
Air Products and Chemicals, Inc.	61,901	2,903,776
Alberto-Culver Co. - Class B	15,631	699,331
Albertson's, Inc.	110,505	3,479,802
Alcan, Inc.	87,331	3,137,803
Alcoa, Inc.	231,146	8,217,240
Allegheny Energy, Inc.	34,426	1,246,910
Allegheny Technologies, Inc.	21,863	366,205
Allergan, Inc.	36,132	2,711,707
Allied Waste Industries, Inc.[1]	53,574	753,250
Allstate Corp.	195,219	6,578,880
Alltel Corp.	84,519	5,217,358
Altera Corp.[1]	105,946	2,248,174
Ambac Financial Group	29,319	1,696,397
Amerada Hess Corp.	24,506	1,531,625
Ameren Corp.	37,818	1,599,701
American Electric Power	88,389	3,847,573
American Express Co.	362,699	12,944,727
American Greetings Corp. - Class A	17,882	246,414
American Home Products Corp.	359,720	22,072,419
American International Group, Inc.	711,638	56,504,057
American Power Conversion Corp.[1]	53,229	769,691
AmerisourceBergen Corp.	28,310	1,799,100
Amgen, Inc.[1]	285,266	16,100,413
AMR Corp.[1]	42,012	931,406
Amsouth Bancorp.	100,708	1,903,381
Anadarko Petroleum Corp.	68,061	3,869,268
Analog Devices, Inc.[1]	98,537	4,374,057
Andrew Corp.[1]	22,783	498,720
Anheuser-Busch Cos., Inc.	255,230	11,538,948
AOL Time Warner, Inc.[1]	1,206,415	38,725,921
AON Corp.	72,275	2,567,208
Apache Corp.	37,749	1,882,935
Apple Computer, Inc.[1]	95,534	2,092,195
Applied Biosystems Group - Applera Corp.	58,016	2,278,288
Applied Materials, Inc.[1]	222,542	8,923,934
Applied Micro Circuits Corp.[1]	82,400	932,768
Archer-Daniels-Midland Co.	180,022	2,583,316
Ashland, Inc.	18,837	868,009
AT&T Corp.	964,566	17,497,227
AT&T Wireless Services, Inc.[1]	688,800	9,898,056
Autodesk, Inc.	15,141	564,305
Automatic Data Processing, Inc.	167,893	9,888,898
Autozone, Inc.[1]	29,322	2,105,320
Avaya, Inc.[1]	77,638	943,302
Avery Dennison Corp.	29,901	1,690,304
Avon Products	64,414	2,995,251
Baker Hughes, Inc.	91,459	3,335,510
Ball Corp.	7,495	529,896
Bank of America Corp.	428,688	26,985,910
Bank of New York Co., Inc.	201,132	8,206,186
Bank One Corp.	318,084	12,421,180
Barrick Gold Corp.	150,182	2,395,403
Bausch & Lomb, Inc.	14,590	549,459
Baxter International, Inc.	160,676	8,617,054
BB&T Corp.	120,344	4,345,622
Bear Stearns Cos., Inc.	25,632	1,503,060
Becton, Dickinson & Co.	70,387	2,333,329
Bed, Bath & Beyond, Inc.[1]	78,921	2,675,422
BellSouth Corp.	511,632	19,518,761
Bemis Co., Inc.	14,408	708,585
Best Buy, Inc.[1]	57,326	4,269,640
Big Lots, Inc.	30,942	321,797
Biogen, Inc.[1]	40,827	2,341,428
Biomet, Inc.	73,358	2,266,762
Black & Decker Corp.	22,237	839,002
BMC Software, Inc.[1]	67,847	1,110,655
Boeing Co.	229,534	8,901,329
Boise Cascade Corp.	15,750	535,657
Boston Scientific Corp.[1]	109,757	2,647,339
Bristol-Myers Squibb Co.	527,454	26,900,154
Broadcom Corp.[1]	71,200	2,917,776
Brown-Forman Corp. - Class B	14,271	893,365
Brunswick Corp.	23,977	521,740
Burlington Northern Santa Fe Corp.	105,209	3,001,613
Burlington Resources, Inc.	55,218	2,072,884
C.R. Bard, Inc.	13,845	893,002
Calpine Corp.[1]	82,513	1,385,393
Campbell Soup Co.	111,505	3,330,654
Capital One Financial Corp.	57,390	3,096,190
Cardinal Health, Inc.	122,136	7,897,314
Carnival Corp.	161,200	4,526,496
Caterpillar, Inc.	93,487	4,884,696
Cendant Corp.[1]	265,916	5,214,613
Centex Corp.	16,211	925,486
Centurytel, Inc.	39,197	1,285,662
Charles Schwab Corp.	372,038	5,755,428
Charter One Financial, Inc.	59,940	1,627,371
ChevronTexaco Corp.	290,352	26,018,443
Chiron Corp.[1]	52,091	2,283,669
Chubb Corp.	46,709	3,222,921
CIENA Corporation[1]	91,000	1,302,210
CIGNA Corp.	39,879	3,694,789
Cincinnati Financial Corp.	44,648	1,703,321
Cinergy Corp.	43,877	1,466,808
Cintas Corp.	46,200	2,235,618
Circuit City Stores - Circuit City Group	56,711	1,471,650
Cisco Systems, Inc.[1]	1,996,884	36,163,569
Citigroup, Inc.	1,401,056	70,725,307
Citizen Communications Co.[1]	78,800	840,008
Citrix Systems, Inc.[1]	51,445	1,165,744
Clear Channel Communications[1]	160,765	8,184,546
Clorox Co.	63,471	2,510,278
CMS Energy	36,185	869,526
Coca-Cola Co.	676,931	31,917,297
Coca-Cola Enterprises, Inc.	121,065	2,292,971
Colgate-Palmolive Co.	150,261	8,677,573
Comcast Corp.[1]	257,227	9,260,172
Comerica, Inc.	48,973	2,806,153
Compaq Computer Corp.	461,468	4,503,928
Computer Associates International, Inc.	158,071	5,451,869
Computer Sciences Corp.[1]	46,160	2,260,917
Compuware Corp.[1]	102,442	1,207,791
Comverse Technology[1]	51,571	1,153,643
Conagra Foods, Inc.	146,250	3,476,362
Concord EFS, Inc.[1]	132,480	4,342,694
Conexant Systems, Inc.[1]	67,766	973,120
Conoco Inc.	171,014	4,839,696
Conseco, Inc.[1]	92,420	412,193
Consolidated Edison, Inc.	58,380	2,356,217
Constellation Energy Group, Inc.	45,242	1,201,175
Convergys Corp.[1]	46,762	1,753,107
Cooper Industries, Inc.	25,540	891,857
Cooper Tire & Rubber Co.[1]	19,714	314,635
Corning, Inc.[1]	258,897	2,309,361
Costco Wholesale Corp.[1]	123,149	5,465,353
Countrywide Credit Industries, Inc.	32,691	1,339,350
Crane Co.	16,276	417,317
CSX Corp.	57,992	2,032,620
Cummins Engine Co., Inc.[1]	11,261	433,999
CVS Corp.	106,421	3,150,062
Dana Corp.	40,400	560,752
Danaher Corp.	39,664	2,392,136
Darden Restaurants, Inc.	31,741	1,123,631
Deere & Co.	63,962	2,792,581
Dell Computer Corp.[1]	710,610	19,314,380
Delphi Automotive Systems	152,460	2,082,604
Delta Air Lines, Inc.	33,535	981,234
Deluxe Corp.	18,810	782,120
Devon Energy Corp.	34,839	1,346,527
Dillard's, Inc. - Class A	23,237	371,792
Dollar General Corp.	90,032	1,341,477
Dominion Resources, Inc.	68,415	4,111,742
Dover Corp.	56,567	2,096,939
Dow Chemical Co.	245,525	8,293,835
Dow Jones & Co., Inc.	23,699	1,297,046
DTE Energy Co.	45,348	1,901,895
Du Pont (E.I.) de Nemours & Co.	279,063	11,862,968
Duke Energy Corp.	211,542	8,305,139
Dynegy, Inc.	89,786	2,289,543
Eastman Chemical Co.	20,983	818,757
Eastman Kodak Co.	79,389	2,336,418
Eaton Corp.	19,201	1,428,746
Ecolab, Inc.	34,764	1,399,251
Edison International[1]	89,915	1,357,717
El Paso Corp.	139,354	6,216,582
Electronic Data Systems Corp.	128,054	8,778,102
Eli Lilly & Co.	306,550	24,076,437
EMC Corp.[1]	603,352	8,109,051
Emerson Electric Co.	116,522	6,653,406
Engelhard Corp.	35,361	978,792
Entergy Corp.	60,740	2,375,541
EOG Resources, Inc.	31,948	1,249,486
Equifax, Inc.	39,152	945,521
Equity Office Properties Trust	112,000	3,368,960
Equity Residential Properties Trust	73,700	2,115,927
Exelon Corp.	88,005	4,213,679
Exxon Mobil Corp.	1,862,630	73,201,359
Family Dollar Stores, Inc.	46,995	1,408,910
Fannie Mae	272,233	21,642,524
Federated Department Stores, Inc.[1]	53,542	2,189,868
FedEx Corp.[1]	90,234	4,681,340
Fifth Third Bancorp	157,729	9,712,952
First Data Corp.	103,891	8,150,249
FirstEnergy Corp.	81,730	2,858,915
Fiserv, Inc.	50,901	2,154,130
FleetBoston Financial Corp.	285,200	10,409,800
Fluor Corp. - New	21,690	811,206
Ford Motor Co.	492,902	7,748,419
Forest Laboratories, Inc.[1]	48,332	3,960,807
Fortune Brands, Inc.	40,570	1,606,166
FPL Group, Inc.	48,333	2,725,981
Franklin Resources, Inc.	70,954	2,502,548
Freddie Mac	189,608	12,400,363
Freeport-McMoRan Copper & Gold, Inc. - Class B1	42,123	564,027
Gannett Co., Inc.	72,523	4,875,721
Gap, Inc. (The)	234,798	3,273,084
Gateway, Inc.[1]	88,357	710,390
General Dynamics Corp.	55,644	4,431,488
General Electric Co.	2,702,915	108,332,833
General Mills, Inc.	99,210	5,159,912
General Motors Corp.	150,177	7,298,602
Genuine Parts Co.	47,194	1,732,020
Genzyme Corp.-General Division[1]	57,000	3,412,020
Georgia-Pacific Corp.	61,853	1,707,761
Gillette Co.	287,477	9,601,732
Golden West Financial Corp.	43,827	2,579,219
Goodrich Corp.	29,187	776,958
Goodyear Tire & Rubber Co.	43,410	1,033,592
Great Lakes Chemical Corp.	13,675	332,029
Guidant Corp.[1]	82,985	4,132,653
H & R Block, Inc.	50,484	2,256,635
Halliburton Co.	116,852	1,530,761
Harley-Davidson, Inc.	82,766	4,495,021
Harrah's Entertainment, Inc.[1]	31,380	1,161,374
Hartford Financial Services Group, Inc.	65,347	4,105,752
Hasbro, Inc.	47,224	766,446
HCA, Inc.	140,976	5,433,215
Health Management Associates, Inc. - Class A1	67,700	1,245,680
HealthSouth Corp.[1]	107,569	1,594,173
Hercules, Inc.[1]	29,503	295,030
Hershey Foods Corp.	36,897	2,497,927
Hewlett-Packard Co.	528,250	10,850,255
Hilton Hotels Corp.	100,966	1,102,549
HJ Heinz Co.	95,280	3,917,914
Home Depot, Inc.	637,896	32,539,075
Honeywell International, Inc.	223,154	7,547,068
Household International, Inc.	124,985	7,241,631
Humana, Inc.[1]	47,016	554,319
Huntington Bancshares, Inc.	69,474	1,194,258
Illinois Tool Works, Inc.	82,972	5,618,864
Immunex Corp.[1]	146,400	4,056,744
IMS Health, Inc.	80,449	1,569,560
Inco, Ltd.[1]	49,557	839,496
Ingersoll-Rand Co.	45,765	1,913,435
Intel Corp.	1,828,051	57,492,204
International Business Machines Corp.	469,269	56,762,778
International Flavors & Fragrances, Inc.	26,047	773,856
International Game Technology[1]	20,127	1,374,674
International Paper Co.	131,284	5,297,309
Interpublic Group of Cos., Inc.	102,686	3,033,344
Intuit, Inc.[1]	57,930	2,477,087
ITT Industries, Inc.	24,387	1,231,544
J.C. Penney Co., Inc.	72,026	1,937,499
J.P. Morgan Chase & Co.	537,821	19,549,793
Jabil Circuit, Inc.[1]	53,200	1,208,704
JDS Uniphase Corp.[1]	364,582	3,182,801
Jefferson-Pilot Corp.	41,726	1,930,662
John Hancock Financial Services	81,337	3,359,218
Johnson & Johnson	835,674	49,388,333
Johnson Controls, Inc.	23,785	1,920,639
Jones Apparel Group, Inc.[1]	31,456	1,043,396
KB HOME	12,149	487,175
Kellogg Co.	110,636	3,330,144
Kerr-McGee Corp.	27,701	1,518,015
KeyCorp.	116,420	2,833,663
KeySpan Corp.	37,865	1,312,022
Kimberly-Clark Corp.	143,094	8,557,021
Kinder Morgan, Inc.	30,383	1,692,029
King Pharmaceuticals, Inc.[1]	67,133	2,828,313
KLA-Tencor Corp.[1]	50,746	2,514,972
Kmart Corp.[1]	134,103	732,202
Knight-Ridder, Inc.	20,160	1,308,989
Kohls Corp.[1]	91,118	6,418,352
Kroger Co.[1]	218,636	4,562,933
Leggett & Platt, Inc.	53,704	1,235,192
Lehman Brothers Holdings, Inc.	64,893	4,334,852
Lexmark International Group, Inc.[1]	35,064	2,068,776
Limited, Inc.	116,664	1,717,294
Lincoln National Corp.	51,485	2,500,626
Linear Technology Corp.	86,985	3,395,894
Liz Claiborne, Inc.	14,294	711,127
Lockheed Martin Corp.	120,041	5,602,313
Louisiana-Pacific Corp.[1]	28,582	241,232
Lowe's Cos., Inc.	52,736	2,920,520
Lowe's Cos.	210,532	9,770,790
LSI Logic Corp.[1]	99,000	1,562,220
Lucent Technologies, Inc.[1]	938,360	5,902,284
Manor Care, Inc.[1]	28,432	674,123
Marriott International Inc. - Class A	66,401	2,699,201
Marsh and McLennan Cos., Inc.	75,015	8,060,362
Masco Corp.	125,879	3,084,036
Mattel, Inc.	117,903	2,027,932
Maxim Integrated Products[1]	88,489	4,646,557
May Department Stores Co.	81,791	3,024,631
Maytag Corp.	20,834	646,479
MBIA, Inc.	41,078	2,203,013
MBNA Corp.	232,603	8,187,626
McDermott International, Inc.	16,769	205,756
McDonald's Corp.	349,888	9,261,535
McGraw-Hill, Inc.	53,178	3,242,794
McKesson, Inc.	78,176	2,923,782
Mead Corp.	27,140	838,355
MedImmune, Inc.[1]	58,355	2,704,754
Medtronic, Inc.	329,523	16,874,873
Mellon Financial Corp.	128,114	4,819,649
Merck & Co., Inc.	619,817	36,445,240
Mercury Interactive Corp.[1]	23,148	786,569
Meredith Corp.	13,944	497,104
Merrill Lynch & Co., Inc.	229,720	11,973,006
MetLife, Inc.	198,770	6,297,034
MGIC Investment Corp.	29,770	1,837,404
Micron Technology, Inc.[1]	163,181	5,058,611
Microsoft Corp.[1]	1,466,666	97,195,956
Millipore Corp.	12,992	788,614
Minnesota Mining & Manufacturing Co.	106,706	12,613,716
Mirant Corp.[1]	115,831	1,855,613
Molex, Inc.	54,334	1,681,637
Moody's Corp.	42,509	1,694,409
Morgan Stanley Dean Witter & Co.	298,515	16,698,929
Motorola, Inc.	603,390	9,062,918
Nabors Industries, Inc.[1]	38,352	1,316,624
National City Corp.	164,928	4,822,495
National Semiconductor Corp.	47,525	1,463,295
Navistar International Corp.[1]	16,204	640,058
NCR Corp.[1]	26,867	990,318
Network Appliance, Inc.[1]	89,090	1,948,398
New York Times Co. - Class A	41,980	1,815,635
Newell Rubbermaid, Inc.	72,804	2,007,206
Newmont Mining Corp.	48,228	921,637
Nextel Communications, Inc.[1]	209,355	2,294,531
Niagara Mohawk Power Corp.[1]	44,299	785,421
NICOR, Inc.	12,165	506,551
Nike, Inc. - Class B	73,170	4,115,081
NiSource, Inc.	56,312	1,298,555
Noble Drilling Corp.[1]	36,000	1,225,440
Nordstrom, Inc.	36,636	741,146
Norfolk Southern Corp.	104,923	1,923,239
Nortel Networks Corp.[1]	877,269	6,579,518
Northern Trust Corp.	60,940	3,669,807
Northrop Grumman Corp.	23,693	2,388,491
Novell, Inc.[1]	94,156	432,176
Novellus Systems, Inc.[1]	39,000	1,538,550
Nucor Corp.	21,203	1,122,911
Nvidia Corp.[1]	38,300	2,562,270
Occidental Petroleum Corp.	102,456	2,718,158
Office Depot, Inc.[1]	81,451	1,510,102
Omnicom Group, Inc.	50,632	4,523,969
Oracle Corp.[1]	1,517,065	20,950,668
PACCAR, Inc.	20,891	1,370,867
Pactiv Corp.[1]	43,429	770,865
Pall Corp.	33,229	799,490
Palm, Inc.[1]	155,194	602,153
Parametric Technology Corp.[1]	74,081	578,573
Parker-Hannifin Corp.	31,906	1,464,804
Paychex, Inc.	101,895	3,570,401
Peoples Energy Corp.	9,618	364,811
PeopleSoft, Inc.[1]	81,611	3,280,762
Pepsi Bottling Group, Inc. (The)	77,264	1,815,704
PepsiCo, Inc.	476,290	23,190,560
PerkinElmer, Inc.	28,068	982,941
Pfizer, Inc.	1,712,281	68,234,398
PG&E Corp.[1]	106,563	2,050,272
Pharmacia Corp.	351,916	15,009,217
Phelps Dodge Corp.[1]	21,389	693,004
Philip Morris Companies, Inc.	592,055	27,145,722
Phillips Petroleum Co.	104,185	6,278,188
Pinnacle West Capital Corp.	23,442	981,048
Pitney Bowes, Inc.	66,459	2,499,523
Placer Dome, Inc.	93,008	1,014,717
PMC-Sierra, Inc.[1]	45,047	957,699
PNC Financial Services Group	77,849	4,375,114
Power-One, Inc.[1]	22,314	232,289
PPG Industries, Inc.	45,799	2,368,724
PPL Corp.	40,280	1,403,758
Praxair, Inc.	43,781	2,418,900
Procter & Gamble Co.	352,768	27,914,532
Progress Energy, Inc.	59,623	2,684,824
Progressive Corp. of Ohio	20,165	3,010,635
Providian Financial Corp.[1]	80,558	285,981
Public Service Enterprise Group	56,502	2,383,819
Pulte Homes, Inc.	15,999	714,675
QLogic Corp.[1]	25,234	1,123,165
Qualcomm, Inc.[1]	207,954	10,501,677
Quintiles Transnational Corp.[1]	31,936	513,531
Qwest Communications International	455,145	6,431,199
R.R. Donnelley & Sons Co.	32,177	955,335
RadioShack Corp.	48,836	1,469,964
Raytheon Co.	106,634	3,462,406
Reebok International Ltd.[1]	16,036	424,954
Regions Financial Corp.	62,718	1,884,049
Reliant Energy, Inc.	81,878	2,171,405
Robert Half International, Inc.[1]	47,697	1,273,510
Rockwell Collins	51,328	1,000,896
Rockwell International Corp.	50,028	893,500
Rohm & Haas Co.	60,024	2,078,631
Rowan Cos., Inc.[1]	25,473	493,412
Royal Dutch Petroleum Co.	578,602	28,363,070
Ryder Systems, Inc.[1]	16,546	366,494
Sabre Group Holdings, Inc.[1]	37,088	1,570,677
Safeco Corp.	35,648	1,110,435
Safeway, Inc.[1]	136,580	5,702,215
Sanmina-SCI Corp.[1]	143,970	2,865,003
Sapient Corp.[1]	34,916	269,552
Sara Lee Corp.	213,187	4,739,147
SBC Communications, Inc.	915,752	35,870,006
Schering-Plough Corp.	399,611	14,310,070
Schlumberger Ltd. N.V.	156,699	8,610,610
Scientific-Atlanta, Inc.	45,213	1,082,399
Sealed Air Corp.[1]	22,807	930,982
Sears, Roebuck and Co.	88,698	4,225,573
Sempra Energy	56,388	1,384,325
Sherwin-Williams Co.	42,018	1,155,495
Siebel Systems, Inc.[1]	125,736	3,518,093
Sigma-Aldrich Corp.	19,953	786,348
Snap-On, Inc.	15,803	531,929
Solectron Corp.[1]	181,894	2,051,764
Southern Co.	187,895	4,763,138
SouthTrust Corp.	93,562	2,308,175
Southwest Airlines Co.	208,359	3,850,474
Sprint Corp. - PCS Group[1]	268,312	6,549,496
Sprint Corp. - FON Group	242,905	4,877,532
St. Jude Medical, Inc.[1]	23,434	1,819,650
St. Paul Cos., Inc.	57,299	2,519,437
Stanley Works	23,208	1,080,797
Staples, Inc.[1]	124,840	2,334,508
Starbucks Corp.[1]	103,834	1,978,038
Starwood Hotels & Resorts Worldwide, Inc.	54,431	1,624,765
State Street Corp.	89,064	4,653,594
Stilwell Financial, Inc.	60,008	1,633,418
Stryker Corp.	53,499	3,122,737
Sun Microsystems, Inc.[1]	882,674	10,892,197
Sunoco, Inc.	21,387	798,591
SunTrust Banks, Inc.	79,082	4,958,441
SUPERVALU, Inc.	36,279	802,491
Symbol Technologies, Inc.	62,017	984,830
Synovus Financial Corp.	79,947	2,002,672
SYSCO Corp.	181,419	4,756,806
T. Rowe Price Group, Inc.	33,597	1,166,824
Target Corp.	246,035	10,099,737
Teco Energy, Inc.	37,500	984,000
Tektronix, Inc.[1]	26,170	674,663
Tellabs, Inc.[1]	113,817	1,710,670
Temple Inland, Inc.	13,721	778,392
Tenet Healthcare Corp.	88,926	5,221,735
Teradyne, Inc.[1]	48,441	1,460,012
Texas Instruments, Inc.	472,573	13,232,044
Textron, Inc.	38,489	1,595,754
Thermo Electron Corp.[1]	48,388	1,154,538
Thomas & Betts Corp.[1]	15,821	334,614
Tiffany & Co.	39,747	1,250,838
TJX Cos., Inc.	74,266	2,960,243
TMP Worldwide, Inc.	29,154	1,250,707
Torchmark Corp.	34,446	1,354,761
Toys "R" Us, Inc.[1]	54,029	1,120,561
Transocean Sedco Forex Inc.	86,751	2,933,919
Tribune Co.	81,904	3,065,667
Tricon Global Restaurants, Inc.[1]	39,667	1,951,616
TRW, Inc.	34,851	1,290,881
Tupperware Corp.	16,114	310,195
TXU Corp.	70,564	3,327,093
Tyco International Ltd.	543,120	31,989,768
U.S. Bancorp	522,217	10,930,002
Unilever NV	155,588	8,963,425
Union Pacific Corp.	67,574	3,851,718
Union Planters Corp.	37,827	1,707,133
Unisys Corporation[1]	88,514	1,109,966
United Technologies Corp.	129,666	8,380,314
UnitedHealth Group, Inc.	85,264	6,034,133
Univision Communications, Inc.[1]	57,100	2,310,266
Unocal Corp.	67,021	2,417,447
UnumProvident Corp.	66,149	1,753,610
US Airways Group, Inc.[1]	18,393	116,612
USA Education, Inc.	42,954	3,608,995
UST, Inc.	45,090	1,578,150
USX Marathon Group	24,292	2,526,270
USX - US Steel Group	24,292	439,928
V.F. Corp.	30,215	1,178,687
Veritas Software Corp.[1]	109,857	4,923,791
Verizon Communications, Inc.	739,444	35,094,012
Viacom, Inc.[1]	483,716	21,356,061
Visteon Corp.	35,522	534,251
Vitesse Semiconductor Corp.[1]	50,269	626,352
Vulcan Materials Co.	27,634	1,324,774
W.W. Grainger, Inc.	25,504	1,224,192
Wachovia Corp.	371,343	11,645,316
Wal-Mart Stores, Inc.	1,213,977	69,864,376
Walgreen Co.	277,666	9,346,238
Walt Disney Co.	554,947	11,498,502
Washington Mutual, Inc.	240,456	7,862,911
Waste Management, Inc.	170,858	5,452,079
Waters Corp.	35,600	1,379,500
Watson Pharmaceuticals[1]	29,189	916,243
Wellpoint Health Networks, Inc.[1]	17,392	2,032,255
Wells Fargo & Co.	462,056	20,076,333
Wendy's International, Inc.	28,428	829,245
Westvaco Corp.	27,598	785,163
Weyerhaeuser Co.	58,907	3,185,691
Whirlpool Corp.	18,267	1,339,519
Willamette Industries, Inc.	29,995	1,563,339
Williams Cos., Inc.	141,177	3,602,837
Winn Dixie Stores, Inc.	38,285	545,561
WorldCom, Inc. - WorldCom Group[1]	792,238	11,154,711
Worthington Industries, Inc.	23,229	329,852
Wrigley (WM.), Jr. Co.	61,300	3,148,981
Xcel Energy, Inc.	94,376	2,617,990
Xerox Corp.[1]	189,978	1,979,571
Xilinx, Inc.[1]	91,094	3,557,221
XL Capital Ltd. - Class A	36,500	3,334,640
Yahoo!, Inc.[1]	168,798	2,994,477
Zimmer Holdings, Inc.[1]	52,745	1,610,832
Zions Bancorporation	25,500	1,340,790
Total Common Stocks (Cost $3,194,617,102)		2,851,991,922

	Principal Amount ($)	Value ($)
Short-Term Instruments 0.17%
U.S. Treasury Bill[2], 1.90%, 3/21/2002	5,150,000	5,131,359
Total Short-Term Instruments (Cost $5,132,033)		5,131,359
Total Investments in Unaffiliated Issuers (Cost $3,199,749,135)		2,857,123,281

Investments in Affiliated Investment Companies
Short-Term Instruments 2.46%
Cash Management Fund Institutional	72,984,565	72,984,565
Total Investments in Affiliated Investment Companies (Cost $72,984,565)		72,984,565

	% of Net Assets	Value ($)
Total Investments (Cost $3,272,733,700)[3]	99.99	2,930,107,846
Other Assets in Excess of Liabilities	0.01	31,242,323
Net Assets	100.00	2,961,350,169

1 Non-income producing security.
2 Held as collateral for futures contracts.
3 Aggregate cost for federal tax purposes is $3,390,400,994.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Equity 500 Index Portfolio

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in unaffiliated issuers, at value (cost $3,199,749,135)	$ 2,857,123,281
Investments in affiliated investment companies, at value (cost $72,984,565)	72,984,565
Total investments, at value	2,930,107,846
Dividends and interest receivable	2,964,600
Receivable for shares of beneficial interest subscribed	10,011,024
Receivable for securities sold	20,611,932
Prepaid expenses and other	13,266
Total assets	2,963,708,668
Liabilities
Due to Advisor	122,635
Payable for securities purchased	1,380,169
Variation margin payable on futures contracts	843,721
Accrued expenses and other	11,974
Total liabilities	2,358,499
Net assets, at value	$ 2,961,350,169
Net Assets
Net assets consist of: Paid-in capital	3,304,291,809
Net unrealized appreciation (depreciation) on investments and futures transactions	(342,941,640)
Net assets, at value	$ 2,961,350,169

The accompanying notes are an integral part of the financial statements.

Equity 500 Index Portfolio

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends from unaffiliated issuers (net of foreign taxes withheld of $343,735)	$ 63,650,267
Dividends from affiliated investment companies	3,227,318
Interest	288,852
Total investment income	67,166,437
Expenses: Advisory fees	2,443,519
Professional fees	24,592
Trustees' fees	10,865
Miscellaneous	32,655
Total expenses	2,511,631
Net investment income	64,654,806
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(180,674,590)
Redemptions in-kind	279,139,984
Futures transactions	(8,843,992)
Net change in unrealized appreciation (depreciation) on investments and future contracts	(1,632,514,258)
Net realized and unrealized gain (loss) on investments and futures contracts	(1,542,892,856)
Net increase (decrease) in net assets resulting from operations	$ (1,478,238,050)

The accompanying notes are an integral part of the financial statements.

Equity 500 Index Portfolio

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 64,654,806	$ 88,784,453
Net realized gain (loss) on investment transactions and futures transactions	89,621,402	1,092,025,319
Net unrealized appreciation (depreciation) on investments and futures contracts	(1,632,514,258)	(1,858,819,425)
Net increase (decrease) in net assets resulting from operations	(1,478,238,050)	(678,009,653)
Capital Transactions: Proceeds from capital invested:	2,530,846,594	4,604,825,079
Redemptions in-kind	(3,293,610,708)	-
Value of capital withdrawn	(1,886,398,815)	(5,003,161,160)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(2,649,162,929)	(398,336,081)
Total increase (decrease) in net assets	(4,127,400,979)	(1,076,345,734)
Net assets at beginning of period	7,088,751,148	8,165,096,882
Net assets at end of period	$ 2,961,350,169	$ 7,088,751,148

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Equity 500 Index Portfolio

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.

Years Ended December 31,	2001	2000	1999	1998	1997
Net assets, end of period (000s omitted)	$2,961,350	$7,088,751	$8,165,097	$5,200,504	$2,803,086
Ratio to average daily net assets: Net investment income (%)	1.29	1.18	1.35	1.50	1.76
Expenses after waivers and/or reimbursements (%)	.05	.06[a]	.08	.08[b]	.08
Expenses before waivers and/or reimbursements (%)	.05	.06	.08	.10	.15
Portfolio turnover rate (%)	9[c]	28	13	4	19

a Effective March 15, 2000, Deutsche Bank contractually agreed to limit the annual operating expenses for the portfolio to 0.05% of the portfolio's average daily net assets.
b Effective May 6, 1998, Bankers Trust contractually agreed to limit its fees from the portfolio only to the extent of the lesser of 0.005% or the amount that brings the total annual operating expenses as a percentage up to 0.08% of the portfolio's average daily net assets.
c Excludes portfolio securities delivered as a result of processing redemption in-kind tranactions.

Notes to Financial Statements

Equity 500 Index Portfolio

Note 1 - Organization and Significant Accounting Policies

A. Organization

The Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management investment company. The Portfolio is organized as a business trust under the laws of the state of New York.

Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Portfolio's Prospectus and Statement of Additional Information.

B. Valuation of Securities

The Portfolio values its investments at market value.

When valuing listed equity securities, the Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Portfolio uses the bid price in the over-the-counter market.

When valuing short-term securities that mature within sixty days, the Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Portfolio may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolio values its investments. After consideration of various factors, the Portfolio may value the securities at their last reported price or at fair value. On December 31, 2001 there were no fair valued securities.

C. Securities Transaction and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

D. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Futures Contracts

The Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

The Portfolio's investments in financial futures contracts are designed to closely replicate the benchmark index used by the Portfolio.

When the Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

F. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2 - Fees and Transaction with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. The Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%. These fees are not charged on assets invested in affiliated Money Market Funds. Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio under the same fee structure.

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. These services are provided at no additional fee. Prior to July 1, 2001, Bankers Trust served as the administrator to the Portfolio under the same fee structure.

The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.

Certain officers and directors of the Portfolio are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

Note 3 - Purchase and Sale of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (excluding redemption in-kind transactions), other than US Government and short-term obligations, for the year ended December 31, 2001, were $458,367,419 and $3,766,388,693, respectively.

At December 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $289,506,663 and $749,799,811, respectively. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Note 4 - Line of Credit

The Portfolio participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee is apportioned among the participants based on their relative net assets. The Portfolio did not borrow during the period.

Note 5 - Futures Contracts

The Portfolio had the following open contracts at December 31, 2001:

Type of Future	Expiration	Contracts	Position	Value ($)	Unrealized Depreciation ($)
S&P Index Futures	March 2002	329	Long	94,521,700	(316,015)

At December 31, 2001, the Portfolio segregated securities with a value of $5,131,359 to cover margin requirements on open futures contracts.

Note 6 - Significant Event

On August 10, 2001, the Portfolio liquidated a feeder fund's ownership interest by issuing securities and cash totalling $2,864,096,528, including unrealized appreciation which was allocated to that feeder.

Report of Independent Accountants

To the Trustees of Equity 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 1, 2002

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Dividend & Growth Fund
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes

Notes